[Missing Graphic Reference]
TABLE OF CONTENTS

Fund Summary

Investment Objective	1
Fees and Expenses Example	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Risks	2
The Fund's Past Per4formance4	4
Management.	5
Purchase and Sale of Fund Shares5	5
Tax Information	5
Payments to Broker/Dealers & Other Financial Intermediaries	5

Additional Information About
Investment Strategies and Related Risks

Investment Objective	6
Adviser's Investment Strategies and
Investment Process	6
Principal Investment Risks	7
Non-Principal Strategies and Risks	9
Portfolio Holdings Disclosure	11

Who Manages Your Money

The Investment Adviser	12
The Portfolio Manager	13

How You Can Buy and Sell Shares

How To Buy Shares	13
How To Sell Shares	15

General Information

Dividends, Distributions and Taxes	16
Net Asset Value	16
Fair Value Pricing	17
Frequent Trading	17
Distribution and Service Plans	18
General Information	19
Privacy Policy	20

Financial Highlights	22

For More Information	24

Z-SEVEN FUND, INC.
PROSPECTUS

NO-LOAD SHARES
Ticker:  ZSEVX

Dated May 1, 2010,
as revised May 14, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can get the Fund's prospectus and other information about the Fund at no cost by calling (800) 651-8228 (toll free) or by sending an e-mail request to mail@ccofva.com.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

FUND SUMMARY

This section provides you with an overview of the Fund, including investment objectives, fees and expenses, and historical performance information.

INVESTMENT OBJECTIVE-  The investment objective of the Fund is long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as % of offering price)	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None
Redemption fees(on shares held less than 12 months)	2.00%
Exchange fees	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)
Basic Management Fee	1.25%
Performance Fee Adjustment (1)	(0.06)%
Distribution/Service (12b-1 Fees)	0.25%
Other Expenses (including administrative fees, transfer agency fees, and all other ordinary operating expenses not listed above)	5.17%
Total Annual Fund Operating Expenses	6.61%
Fee Waiver (2)	(1.25)%
Total Annual Operating Expenses After Fee Waiver (2)	5.36%

(1)	The Investment Advisory Agreement between the Adviser and the Company includes a performance component which is discussed in more detail in Section 3, The Investment Adviser.

(2)
The Adviser has agreed to waive its fees in order to attempt to limit the Fund’s operating expenses to 3.50% of average daily net assets up to $20 million plus 1.50% of average daily net assets in excess of $20 million.  This limit does not include brokerage commissions, taxes, interest, bonus or penalty payments, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser shall reimburse the Fund for any such expenses up to the aggregate amount of the basic advisory fees earned by and/or paid to it in respect of such fiscal year pursuant to the Investment Advisory Agreement.  This expense limitation agreement is renewed annually and may not be terminated without the approval of the Adviser and the Board of Directors.

EXAMPLE:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$656	$1,936	$3,175	$6,102

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs the following principal investment strategies:

The Fund will invest, under normal market conditions, at least 80% of its total assets in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers. The Fund invests in companies of all market capitalizations.  At times, a significant portion of the portfolio may be invested in a single security, or several securities of a single issuer, however, the Fund will not invest more than 25% of its assets in a single issuer.

The Fund may invest up to 100% of the value of its total assets in securities of foreign issuers. The Fund, generally, will purchase foreign securities which are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange, but may also purchase foreign securities which are traded in the United States in the over-the-counter market. The Fund will hold foreign currency only in connection with the purchase or sale of securities on a foreign exchange.

Investment determinations will be made by the Adviser's analysis of potential equity investments in respect of seven criteria developed by the Adviser  These seven criteria include consistency of growth; magnitude of growth; working capital; corporate liability; accounting procedures; owner diversification; and price/earnings multiple.  A more detailed discussion of these criteria can be found in Section 2, Adviser’s Investment Strategies and Investment Process.

PRINCIPAL INVESTMENT RISKS

The Fund is subject to the following principal investment risks:

General Risks. An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Non-Diversification  Risk.  The  Fund  is  a  non-diversified  investment company,  which  means  that more of the Fund's  assets  may be  invested in the  securities  of a single  issuer  than  could be  invested  in the securities  of a  single  issuer  by a  diversified  investment  company.  This may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified   investment company.   As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Market  Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests.  The Fund  invests in equity  securities,  which are more  volatile  and carry more  risk  than  some  other  forms of  investment.  The price of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time.  Market  prices of equity  securities  in broad market  segments may be adversely affected by a  prominent  issuer  having  experienced losses or by the lack of  earnings  or such an issuer's failure to meet the market's expectations with respect to new products or services,  or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Company Risk. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

 Issuer  Risk.  The  value of a  security  may  decline  for a  number  of reasons  that  directly  relate  to  the  issuer,   such  as  management, performance,  financial  leverage  and  reduced  demand for the  issuer's products or  services.  Therefore, the value of an individual security can be more volatile, and can perform differently, than the market as a whole. In addition,  the price of an individual  issuer's  securities can rise  or  fall  dramatically  in  response  to such  things  as  earnings      reports,  news  about the  development  of a  promising  product,  or the changing of key management personnel.

 Manager Risk. Investment in the Fund involves the risk that the Adviser's assessment of the growth potential of specific securities may prove incorrect. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

 Micro-Cap  Risk.  Certain of the securities in which the Fund invests may be  issued  by  micro-cap  companies.  Micro-cap  companies  may (i) have relatively   small   revenues,   (ii)  have  limited   product  lines  or services,  (iii)  lack  depth of  management,  (iv) lack the  ability  to obtain  funds  necessary  for  growth,   and  (v)  feature   products  or services  for  which a market  does not yet  exist  and/or  may  never be established.   The  increased  risk  involved  with  investing  in  micro cap  companies  may cause the  market  prices of their  securities  to be more  volatile  than  those  of  larger,   more  established   companies.  Further,   these securities tend to trade at a lower volume than do  those  of   larger,   more   established   companies.   If  the  Fund is  heavily  invested  in  these  securities,  the NAV of the  Fund  will be  more   susceptible   to  sudden   and   significant   losses  if  the value  of  these securities decline.

 Small- and Medium-Size Company Risks. The Fund may invest in the common stocks of Small-Cap and Mid-Cap companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund's assets.

 Growth Stock Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors may sell a stock and drive down its price, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

 Value  Stock  Risk.  Value  stocks  involve  the risk that they may never reach  what  the   Adviser   believes   is  their  full   market   value, either  because  the market  fails to  recognize  the  stock's  intrinsic worth or the  Adviser  misgauged  that  worth.  They also may decline in price,  even  though  in theory  they are  already  undervalued.  Because different  types of  stocks  tend to shift in and out of favor  depending on  market  and  economic   conditions,   the  Fund's   performance   may sometimes  be  lower  or  higher  than  that  of  other  types  of  funds (such as those emphasizing growth stocks).

 Foreign  Exposure.  Foreign  markets can be more  volatile  than the U.S. market due to increased risks of adverse issuer,  political,  regulatory, market,  or economic  developments  and can perform  differently from the U.S.  market.  Special  risks  associated  with  investments  in  foreign companies  include  exposure to currency  fluctuations,  less  liquidity, less developed or less efficient  trading markets,  lack of comprehensive company  information,  political  instability and differing  auditing and legal standards.

 ADR Risk.  ADRs may be purchased  through  "sponsored"  or  "unsponsored" facilities.  A sponsored  facility is  established  jointly by the issuer of the underlying  security and a depositary.  A depositary may establish an  unsponsored  facility  without  participation  by the  issuer  of the deposited  security.  Holders of unsponsored  ADRs generally bear all the costs of such facilities,  and the depositary of an unsponsored  facility frequently   is   under   no   obligation   to   distribute   shareholder communications  received from the issuer of the deposited  security or to pass through  voting rights to the holders of such receipts in respect of the deposited securities.

THE FUND'S PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance).  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.theworldfunds.com and by calling toll-free 800-527-9525.

Year-By-Year Annual Returns (for calendar years ending on December 31)

[Missing Graphic Reference]
2000    (7.22%)
2001    (34.53%)
2002    (3.51%)
2003    20.39%
2004    12.30%
2005    6.02%
2006    10.55%
2007    (5.99%)
2008    (2.99%)
2009    (31.62%)

During the periods shown, the highest return for a quarter was 12.35% (3rd quarter, 2001) and the lowest return was -33.64% (4th quarter, 2008).

Average Annual Total Returns (for periods ending on December 31, 2009)
	One Year	Five Years	Since Inception (12/29/1983)
Return Before Taxes	-1.62%	-6.08%	2.91%
After-Tax Return on Distributions	-1.62%	-6.19%	2.09%
Return After-Tax Return on Distributions and Sale of Fund Shares	-0.56%	-5.11%	2.08%
S&P 500 Composite Index (reflects no deduction for fee, expenses or taxes)	23.45%	-1.65%	7.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser- Top Fund Management, Inc.

Portfolio Manager-  Barry Ziskin has served as the Portfolio Manager to the Fund since its inception in 1983.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase or redeem shares of the Fund either through a financial adviser or directly from the Fund.  The minimum initial purchase into the Fund is $1,000.  Subsequent investments must be in amounts of $50 or more.  The Fund may waive minimums for purchases through employer-sponsored retirement plans.  The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Additional Information About Investment Strategies and Related Risks

INVESTMENT OBJECTIVE- The investment objective of the Fund is long-term capital appreciation. The Fund's investment objective is a non-fundamental policy and may be changed upon 60 days' written notice to shareholders.

ADVISER'S INVESTMENT STRATEGIES AND INVESTMENT PROCESS

The Fund will invest, under normal market conditions, at least 80% of its total assets in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers. The scarcity of value opportunities meeting the Fund's investment criteria, as outlined below, or the existence of certain risk factors, may, from time to time, cause the Adviser to adopt a temporary defensive position for the Fund, during which the Fund may invest less than 80%, of its assets as outlined in the previous sentence. The Fund invests in companies of all capitalizations, including Large, Mid, Small and Micro-cap stocks. Many of such securities are likely to have a limited trading volume. At times, a significant portion of the portfolio may be invested in a single security, or several securities of a single issuer, however, the Fund will not invest more than 25% of its assets in a single issuer.

The Fund may invest up to 100% of the value of its total assets in securities of foreign issuers. The Fund, generally, will purchase foreign securities which are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange, but may also purchase foreign securities which are traded in the United States in the over-the-counter market. The Fund will hold foreign currency only in connection with the purchase or sale of securities on a foreign exchange.

Investment determinations will be made by the Adviser's analysis of potential equity investments in respect of seven criteria developed over the past two decades by Mr. Barry Ziskin (the "Portfolio Manager"), the Fund's sole portfolio manager and the owner of the Adviser. Quarterly, the Adviser screens more than 11,000 publicly-held companies, in an attempt to find investments that have the potential to offer quality, growth and value. The following seven criteria will be adhered to in selecting securities for inclusion in the Fund's portfolio:

1.           Consistency: At least 10% growth in adjusted pretax income in each of the six most recent years.

2.	Magnitude: Adjusted pretax income, exclusive of acquisitions and divestitures, must have grown at an annual compounded rate of at least 20% for the most recent six-year period.

3.
Working  Capital:  One of these  three  conditions  must be met:  a)  2:1 or  better  current  ratio,  b)  1:1 or  better  quick  asset  ratio, or c)  working  capital  in  excess  of market  valuation  (total  shares outstanding   times  current   market  price).   "Current   ratio"  means current  assets  dividend by current  liabilities.  "Quick  asset  ratio" means   current   assets    exclusive   of    inventories    divided   by current   liabilities.   "Working  capital"  means  current  assets  less current liabilities.

4.
Corporate Liability: Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest 12 months cash flow.  "Cash flow" means net income plus depreciation and depletion, i.e., the difference between sales and all expenses (including taxes) other than depreciation and depletion.

5.
Accounting Procedures: Companies must not defer operating expenses or prematurely realize revenues and must have an auditors report on financial statements that is unqualified in all material respects.

6.	Owner Diversification: Aggregate reported investment company ownership (excluding the Fund) must account for less than 10% of total shares outstanding.

7.	Price/Earnings Multiple: Shares must sell for less than 10 times earnings per share for the current fiscal year, as estimated by the Adviser.

The criteria are applied to financial data that is generally available to the public for the companies screened. This information may be supplemented by interviews with corporate management and industry sources. At times, when the Adviser determines there to be a scarcity of investment candidates within the developed world meeting the above criteria, the Adviser may seek temporary, short-term investments, and the value of equities in the Fund's portfolio may be less than 80% of net assets. As a result, this may impact the Fund's performance. Mr. Ziskin may in the future refine or modify any of the seven criteria set forth above for this Fund or for the purpose of introducing a new fund that will be part of the Fund's family of funds. No such fund family exists at this time.

If an issuer whose securities are held in the Fund's portfolio fails to continue to meet any of the criteria, the Fund will make no additional purchases of such issuer's securities until it re-qualifies. In addition, unless the failed criterion is the price/earnings multiple, the Fund will seek to liquidate its holdings of the securities of the disqualified issuer in a manner intended to realize, in the opinion of the Adviser, fair prices for such securities. This may involve the immediate disposition of all or a portion of such securities in some cases. In other cases, or with respect to those securities not immediately sold, the Fund may continue to hold such securities for extended periods of time until the Adviser deems it appropriate to effect the sales thereof. However, in the event that a report, which is qualified in any material respect, is issued on the financial statements of an issuer the securities which are included in the Fund's portfolio, the Fund will attempt to liquidate such holdings immediately.

Because some of the securities selected for inclusion in the portfolio are likely to have a limited trading volume, it may be difficult to liquidate the portfolio in a rapid and orderly fashion in a falling market, resulting in the realization of lower prices than might otherwise be obtained if the stocks were heavily traded. The Fund may hold thinly-traded securities but will hold no more than 15% of its net assets in illiquid securities.

The 80% investment restriction noted above is non-fundamental and may be changed upon 60 days' written notice to shareholders.

 Temporary Defensive Position ― The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information (the "SAI")). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions.  When the Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. The value of your investment will go up and down, which means you could lose money when you sell your shares. There are risks involved with any investment, but the principal risks associated with an investment in the Fund include:

Non-Diversification  Risk.  The  Fund  is  a  non-diversified  investment company,  which  means  that more of the Fund's  assets  may be  invested in the  securities  of a single  issuer  than  could be  invested  in the securities  of a  single  issuer  by a  diversified  investment  company.  This may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified   investment company.   As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Market  Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests.  The Fund  invests in equity  securities,  which are more  volatile  and carry more  risk  than  some  other  forms of  investment.  The price of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time.  Market  prices of equity  securities  in broad market  segments may be adversely affected by a  prominent  issuer  having  experienced losses or by the lack of  earnings  or such an issuer's failure to meet the market's expectations with respect to new products or services,  or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Company Risk. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

Issuer  Risk.  The  value of a  security  may  decline  for a  number  of reasons  that  directly  relate  to  the  issuer,   such  as  management, performance,  financial  leverage  and  reduced  demand for the  issuer's products or  services.  Therefore, the value of an individual security can be more volatile, and can perform differently, than the market as a whole. In addition,  the price of an individual  issuer's  securities can rise  or  fall  dramatically  in  response  to such  things  as  earnings      reports,  news  about the  development  of a  promising  product,  or the changing of key management personnel.

Manager Risk. Investment in the Fund involves the risk that the Adviser's assessment of the growth potential of specific securities may prove incorrect. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Micro-Cap  Risk.  Certain of the securities in which the Fund invests may be  issued  by  micro-cap  companies.  Micro-cap  companies  may (i) have relatively   small   revenues,   (ii)  have  limited   product  lines  or services,  (iii)  lack  depth of  management,  (iv) lack the  ability  to obtain  funds  necessary  for  growth,   and  (v)  feature   products  or services  for  which a market  does not yet  exist  and/or  may  never be established.   The  increased  risk  involved  with  investing  in  micro cap  companies  may cause the  market  prices of their  securities  to be more  volatile  than  those  of  larger,   more  established   companies.  Further,   these securities tend to trade at a lower volume than do  those  of   larger,   more   established   companies.   If  the  Fund is  heavily  invested  in  these  securities,  the NAV of the  Fund  will be  more   susceptible   to  sudden   and   significant   losses  if  the value  of  these securities decline.

Small- and Medium-Size Company Risks. The Fund may invest in the common stocks of Small-Cap and Mid-Cap companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund's assets.

Growth Stock Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors may sell a stock and drive down its price, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Value  Stock  Risk.  Value  stocks  involve  the risk that they may never reach  what  the   Adviser   believes   is  their  full   market   value, either  because  the market  fails to  recognize  the  stock's  intrinsic worth or the  Adviser  misgauged  that  worth.  They also may decline in price,  even  though  in theory  they are  already  undervalued.  Because different  types of  stocks  tend to shift in and out of favor  depending on  market  and  economic   conditions,   the  Fund's   performance   may sometimes  be  lower  or  higher  than  that  of  other  types  of  funds (such as those emphasizing growth stocks).

Foreign  Exposure.  Foreign  markets can be more  volatile  than the U.S. market due to increased risks of adverse issuer,  political,  regulatory, market,  or economic  developments  and can perform  differently from the U.S.  market.  Special  risks  associated  with  investments  in  foreign companies  include  exposure to currency  fluctuations,  less  liquidity, less developed or less efficient  trading markets,  lack of comprehensive company  information,  political  instability and differing  auditing and legal standards.

ADR Risk.  ADRs may be purchased  through  "sponsored"  or  "unsponsored" facilities.  A sponsored  facility is  established  jointly by the issuer of the underlying  security and a depositary.  A depositary may establish an  unsponsored  facility  without  participation  by the  issuer  of the deposited  security.  Holders of unsponsored  ADRs generally bear all the costs of such facilities,  and the depositary of an unsponsored  facility frequently   is   under   no   obligation   to   distribute   shareholder communications  received from the issuer of the deposited  security or to pass through  voting rights to the holders of such receipts in respect of the deposited securities.

NON-PRINCIPAL STRATEGIES AND RISKS

Although common stocks and securities convertible into common stocks are the Fund's primary investments, the Fund may invest in the types of securities and employ the types of investment strategies described below. In addition, the Fund may engage in transactions not described below as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the Fund's Statement of Additional Information ("SAI"). Additional information about these investments and the special risk factors that apply to them can be found under the title "Principal Risks" and in the SAI.

Foreign Currency Contracts: The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations. To this extent, the Fund engages in transactions using forward currency exchange contracts. Because there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

Derivatives: The Fund may use derivative instruments, including futures, options, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. Derivatives involve special risks, which are discussed below under Principal Risks.

Options: The Fund may write (i.e., sell) covered call options on securities that it owns. A call option is a contract that provides the holder or buyer of the option the right (not the obligation) to purchase the underlying securities from the Fund at a fixed price. A call option is covered if the Fund (a) owns the underlying security that is subject to the call; or (b) has an absolute or immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio. Premiums received on the sale of such options (without regard to whether or not the option is exercised) are expected to enhance the income of the Fund beyond what would be realized on the underlying securities alone.

Net gains from the Fund's option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute investment company taxable income that, to the extent distributed, will be taxable to shareholders at rates applicable to ordinary income, rather than at lower rates that are applicable to long-term capital gains and certain qualifying dividends.

In addition, the Fund may purchase call options that are not "covered" to gain exposure to the underlying securities or securities indexes and may purchase put options on securities or securities indexes to hedge against potential declines in the market.

The Fund will typically sell an equity security when a call option is exercised or the fundamental reason that the security was purchased no longer exists.  Securities may also be sold when the Adviser believes the security has reached its appreciation potential, or when a company's fundamentals are deteriorating.

Additional Risks ― The following provides additional information on the risks of investing in the Fund:

Forward Currency  Contracts.  A Fund's  participation in forward currency contracts  also involves  risks.  If the Adviser  employs a strategy that does not correlate  well with the Fund's  investments  or the  currencies in which  the  investments  are  denominated,  currency  contracts  could result  in a loss.  Generally,  such  contracts  may  increase  a  fund's volatility  and may  involve a  significant  risk.  However,  the Adviser intends  to use  the  contracts  primarily  for  hedging  purposes  in an attempt to reduce risk for the Fund.

Certain  Investment  Techniques and  Derivatives  Risk.  When the Adviser uses investment techniques such as margin,  leverage and short sales, and forms  of  financial  derivatives,   such  as  options  and  futures,  an investment  in the Fund may be more volatile  than  investments  in other mutual  funds.   Although  the  intention  is  to  use  such   investment techniques  and  derivatives to minimize risk to the Fund, as well as for speculative   purposes,   there   is  the   possibility   that   improper implementation  of such  techniques and derivative  strategies or unusual market conditions could result in significant losses to the Fund.

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Leverage.  The Fund may engage in "leverage"  by borrowing  from banks up to 25%  of the  value  of its  assets,  and  using  the  proceeds  of the borrowings  to make  additional  investments.  Leverage,  which  involves costs to the borrower including  interest or dividend  expenses,  creates an  opportunity  for  increased   returns,   but  also  creates  risk  of significant  losses.  If  the  Fund  uses  leverage  to  make  additional investments  for its  portfolio,  the amount of income  and  appreciation      from these  additional  investments  will improve the Fund's  performance only if it exceeds the Fund's leverage related costs.  These  investments will  reduce the  Fund's  performance  if the amount of their  income and appreciation is less than the Fund's leverage related costs.  Further, if the  investments  lose value,  the  resulting  losses to the Fund will be greater  than if the Fund did not use  leverage  because the Fund will be obligated  to repay  principal  and  interest  on the  borrowed  money in addition to having  investment  losses.  The Fund might have to liquidate securities  to cover  its  leverage  related  costs  or repay  principal. Depending  on market or other  conditions,  these  liquidations  could be disadvantageous  to  the  Fund.  Therefore,   leveraging  may  exaggerate changes  in the Fund's net asset  value or yield,  and the Fund's  market value.  During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Adviser as a  percentage  of the Fund's assets may be higher than if the Fund did not use  leverage,  because the fees are  calculated  as a  percentage  of the Fund's  assets,  including those purchased with leverage.

Additional Options Risk.  Covered call options,  such as those written by the Fund,  may enhance Fund income by the generation of premiums upon the sale of the options,  but may result in the Fund's  losing the benefit of a portion of the  appreciation  in the underlying  equity security to the extent the value  increases to an amount in excess of the option exercise price.  Because the Fund does not have  control  over the exercise of the call options it writes,  it may be required to sell the underlying stocks and to realize capital gains or losses at inopportune  times. Call option premiums received by the Fund will be recognized upon exercise,  lapse or other  disposition  of the  option and  generally  will be treated by the Fund as  short-term  capital gain (or loss) and, as such,  will  increase      the portion of dividends  taxed to  shareholders  of the Fund at ordinary income tax rates.  For a more  detailed  discussion  of the effect of the use of options on the  taxation of your  investment  in the Fund,  please see  the  "Tax  Status,  Dividends  and  Distributions"  section  of this Prospectus.

The investment objective of the Fund may be changed by the Board of Directors at any time, without shareholder approval.  If the Board changes the Fund's investment objective, shareholders will be given at least sixty  (60) days prior written notice before such change takes effect.

From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions.  For example, the Fund may hold all or a portion of its assets in money market instruments or repurchase agreements.  If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Funds' Statement of Additional Information (“SAI”), dated May 1, 2010.

Who Manages Your Money

THE INVESTMENT ADVISER

TOP Fund Management, Inc., located at 1819 S. Dobson Road, Suite 207, Mesa, Arizona 85202, serves as investment adviser to the Fund. Subject to the authority of the Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, polices and restrictions. The Adviser is a wholly-owned subsidiary of Ziskin Asset Management, Inc. a registered investment adviser founded in 1975, which manages accounts for various individuals and institutions on a discretionary basis.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund. For the fiscal year ended December 31, 2009, the Adviser earned fees at the annual rate of 1.25% on the Fund's average daily net assets. In addition to the advisory fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for under-performance.  The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund’s net asset value’s performance will be measured.  The bonus/penalty adjustment is based on the Fund’s performance over a rolling one year period, comprised of the most recent four calendar quarters and is evaluated and paid on a quarterly basis.  The quarterly bonus/penalty payable will not exceed 0.75% of the Fund’s average daily net asset value for any calendar quarter utilized in the determination of such quarterly bonus or penalty.  The performance penalty can exceed the advisory fees.  The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10% and ranges from 0.3% to a maximum of 3% of that excess,  The specific performance differential layers are detailed in the following table:

                                                                                                                                         Performance Bonus or Percentage
Performance Differential                                                                           Penalty (Annual Rate Applied to
(between the  Fund  and  the  S&P 500)                                                    Average Daily Net Assets)

10 to 14.9 percentage points                                                                           0.30%
15 to 19.9 percentage points                                                                           0.45%
20 to 24.9 percentage points                                                                           0.60%
25 to 29.9 percentage points                                                                           0.75%
30 to 34.9 percentage points                                                                           0.90%
35 to 39.9 percentage points                                                                           1.05%
40 to 44.9 percentage points                                                                           1.20%
45 to 49.9 percentage points                                                                           1.35%
50 to 54.9 percentage points                                                                           1.50%
55 to 59.9 percentage points                                                                           1.65%
60 to 64.9 percentage points                                                                           1.80%
65 to 69.9 percentage points                                                                           1.95%
70 to 74.9 percentage points                                                                           2.10%
75 to 79.9 percentage points                                                                           2.25%
80 to 84.9 percentage points                                                                           2.40%
85 to 89.9 percentage points                                                                           2.55%
90 to 94.9 percentage points                                                                           2.70%
95 to 99.9 percentage points                                                                           2.85%
100 percentage points or more                                                                       3.00%

A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement is available in the Fund's annual shareholder report, dated December 31, 2009.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of director and shareholders meetings.

The Adviser has entered into an Expense Limitation Agreement with the Fund whereby the Adviser has agreed to waive its fees in order to attempt to limit the Fund’s operating expenses to 3.50% of average daily net assets up to $20 million plus 1.50% of average daily net assets in excess of $20 million.  This limit does not include brokerage commissions, taxes, interest, bonus or penalty payments, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser shall reimburse the Fund for any such expenses up to the aggregate amount of the basic Advisory fees earned by and/or paid to it in respect of such fiscal year pursuant to the Investment Advisory Agreement. The Expense Limitation Agreement cannot be terminated without the approval of the Board of Directors and the Adviser.

THE PORTFOLIO MANAGER

Barry Ziskin is responsible for the day-to-day management of the Fund. Mr. Ziskin is the sole Director of the Adviser. Mr. Ziskin's principal occupation is President of the Adviser (1983 - present) and Ziskin Asset Management, Inc. (1975 - present).

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

How You Can Buy and Sell Shares

HOW TO BUY SHARES

You may purchase Shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the First Dominion Capital Corp. (the "Distributor") to sell shares of the Fund (collectively, "Financial Intermediaries"). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 527-9525. There are no sales charges in connection with purchasing Shares of the Fund. Financial Intermediaries who offer Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

Minimum Investments- The minimum initial investment for Shares of the Fund is $1,000. Subsequent investments must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

Customer Identification Program-  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for other identifying documents and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Purchases by Mail ― For initial purchases,  the account application,  which accompanies  this prospectus,  should be  completed,  signed  and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond,  Virginia 23235 together  with your check  payable to the Fund.  When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire ― You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General ― The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Purchases Through Financial Institutions- You may purchase and redeem shares of the Fund through brokers and other financial institutions that have entered into sales agreements with the Fund's distributor.  These institutions may charge a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.  These institutions are authorized to designate other intermediaries to receive purchase and redemption requests on the Fund's behalf.  The Fund is not responsible for the failure of any institution to promptly forward these requests.

If you purchase shares through a broker-dealer or financial institution, your purchase will be subject to its procedures,  which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different  from, those applicable to shareholders who invest in the Fund directly.  You should acquaint yourself with the institution's procedures and read this Prospectus in conjunction with any materials and information provided by the institution.  If you purchase Fund shares in this manner, you may or may not be the shareholder of record and, subject to your institution's and the Fund's procedures, may have Fund shares transferred into your name.  There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.

Other Purchase Information- The Fund may limit the amount of purchases and refuse to sell to any person.  If your check or wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.  Checks must be made payable to the Fund.  The Fund and its servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification.  Signature   guarantee stamps may be required on identification documentation.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the net asset value next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

You may purchase and redeem Fund shares by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. If you hold an account through a Financial Intermediary, you may purchase and redeem Fund shares by contacting your Financial Intermediary. Financial Intermediaries may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement.

HOW TO SELL SHARES

You may redeem your Shares of the Fund at any time and in any amount by contacting your Financial Intermediaries or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell your Shares through a Financial Intermediary, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail ― To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: Z Seven Fund, Inc., Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone ― You may redeem your shares by telephone provided that you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire ― If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent.  Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, or sales) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

General Information

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  These distributions are automatically reinvested in additional shares of the Fund unless you request cash distributions on your application or through a written request.  The Fund expects that its distributions will consist primarily of capital gains.

Taxes- In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  Because  distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the Fund is about to make a taxable distribution.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

NET ASSET VALUE

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the "Valuation Time"). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares’ NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund’s Shares, subtracting any liabilities attributable to the Fund’s Shares, and then dividing by the total number of Shares outstanding.    Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Shares is equal to the net asset value. Shares held by you are sold at the Share’s NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

FAIR VALUE PRICING

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price.  Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund's investments are in U.S. equity securities traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT TRADING

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

If the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four "round-trips" (a purchase and sale in and then out of the Fund) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Fund and possibly restricted from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. The Fund reserves the right to reject any purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase or redeem  Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

DISTRIBUTION AND SERVICE PLANS

The Board has adopted a Distribution Plan for the Fund's Shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund may finance from the assets of the Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the distributor. The fee paid to the distributor is computed on an annualized basis reflecting the average daily net assets of the class, up to a maximum of 0.25% for expenses of the Shares. With respect to Shares, 0.25% represents 12b-1 distribution fees paid to institutions that have agreements with the distributor to provide such services. Because these fees are paid out of the Shares' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

GENERAL INFORMATION

Signature Guarantees ― To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:  (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form ― Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell  is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts ― Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum investment at year end. If you bring your account balance up to the required minimum, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan ― Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

How to Transfer Shares ― If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports ― Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications ― The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

General ― The Fund will not be responsible for any losses from unauthorized transactions (such as purchases or sales) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Payments to Financial Intermediaries ― Certain financial intermediaries that maintain "street name" or omnibus accounts with the Fund provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. These service fees are paid in addition to the fees paid under the 12b-1 Plan. For more information, please refer to the SAI.

The Board of Directors of the Fund has approved a Code of Ethics (the “Code”) for the Fund and Adviser.   The Fund’s Principal Underwriter has also adopted a Code of Ethics which governs its activities as an Underwriter.  These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund.  The Board is responsible for overseeing the implementation of the Codes.  The Fund has filed copies of each Code with the Securities and Exchange Commission.  Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

>
Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

>
Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the  information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise  provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Financial Highlights

The ﬁnancial highlights table is intended to help you understand the Fund’s ﬁnancial performance for the past 5 years.  Certain information reﬂects ﬁnancial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for fiscal years ending December 31, 2008 and 2009 has been audited by Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s ﬁnancial statements, are included in the Fund's Annual Report, dated December 31, 2009, which is available upon request. Information relating to prior fiscal years was audited by another firm.

 Z-SEVEN FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR
                                                                            For the year ended December 31,
                                                             -------------------------------------------------------------
                                                                2009/(1)/     2008/(1)(2)/   2007/*(2)/   2006/(2)/   2005/(2)/
                                                             ----------     -------------  -----------  ----------  ----------

 Net asset value, beginning of year                            $  17.55         $ 18.09       $ 19.26     $  17.55    $  16.71
Investment activities
   Net investment income (loss)                                  (0.55)          (0.36)        (0.18)        0.15        0.15
   Net realized and unrealized gain (loss) on investments        (5.00)          (0.21)        (1.05)        1.71        0.66
                                                              --------         -------       -------     --------    --------
   Total from investment activities                              (5.55)          (0.57)        (1.23)        1.86        0.81
                                                              --------         -------       -------     --------    --------
Distributions
   Net investment income                                            --              --         (0.03)       (0.15)      (0.18)
   Impact of treasury stock repurchases                             --              --            --           --        0.21
                                                              --------         -------       -------     --------    --------
   Total distributions                                              --              --         (0.03)       (0.15)       0.03
                                                              --------         -------       -------     --------    --------
Paid-in capital from redemption fees                                --/(3)/       0.03          0.09           --          --
                                                              --------         -------       -------     --------    --------
Net asset value, end of year                                  $  12.00         $ 17.55       $ 18.09     $  19.26    $  17.55
                                                              ========         =======       =======     ========    ========
Total Return                                                    (31.62%)         (2.99%)       (5.99%)      10.55%       6.02%
Ratios/Supplemental Data
Ratio to average net assets/ (A)/
Expenses before performance bonus/penalty/ (B)/                   5.42%           4.13%         3.40%        3.00%       3.40%
   Expenses /(B)/                                                 5.36%           4.44%         3.30%        3.00%       3.40%
   Net investment income (loss)                                  (3.51%)         (2.11%)       (1.10%)       0.90%       0.90%
Portfolio turnover rate                                          19.72%          32.82%        14.30%        0.00%       0.00%
Net assets, end of year (000's)                               $  3,842         $ 5,853       $ 8,450     $ 11,863    $ 10,805

/*/ On August 1, 2007 the Fund converted from a closed end investment company to an open-end investment company (see Note 1).

/(1)/ Per share amounts calculated using the average share method.

/(2)/ Per share amounts have been restated for a 1 for 3 reverse split paid to shareholders of record on December 17, 2009 (See Note 6).

/(3)/ Less than $0.005 per share.

/(A)/ Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.25% for the year ended December 31, 2009 and the year ended December 31, 2008.

/(B)/ Expense ratio reflects expenses gross of offset arrangements and waivers for the years ended December 31, 2005 through December 31, 2009. In the fiscal year ending December 31, 2005, the expense ratio includes open-ending costs of 0.44%.

For More Information

Several additional sources of information are available to you.  The Statement of Additional Information ("SAI"), incorporated into (made legally a part of) this prospectus by reference, contains detailed information on Fund policies and operations.  Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

To request free copies of the Fund's current SAI, dated May 1, 2010, the Fund's audited annual report, dated December 31, 2009, and semi-annual report, dated June 30, 2009, or to request other information about the Fund and to make shareholder inquiries, call the Fund at 800 651-8228 or email the Fund at mail@ccofva.com..  The Fund does not currently maintain a website.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You may also obtain reports and other information about the Fund on the EDGAR  Database on the SEC's Internet site at  http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-03877